UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to ☐240.14a-12

JPMorgan Chase & Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2020.
Meeting Information JPMORGAN CHASE & CO. Meeting Type: Annual Meeting For holders as of: March 20, 2020 Date: May 19, 2020 Time: 10:00 AM Eastern Daylight Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/JPM2020.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visitwww.virtualshareholdermeeting.com/JPM2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).
COMPUTERSHARE P.O. BOX 505000 LOUISVILLE, KY 40233 You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E96273-P33527-Z76359 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page)and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2020 to facilitate timely delivery. w SCAN TO VIEW MATERIALS & VOTE How To Vote Please Choose One of the Following Voting Methods E96274-P33527-Z76359 Vote By Internet: Before The Meeting: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/JPM2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote AGAINST the following shareholder proposals: 1. Election of Directors 4. Independent board chairman 1a. Linda B. Bammann 5. Oil and gas company and project financing related to the Arctic and the Canadian oil sands 1b. Stephen B. Burke 6. Climate change risk reporting 1c. Todd A. Combs 7. Amend shareholder written consent provisions 1d. James S. Crown 8. Charitable contributions disclosure 1e. James Dimon 9. Gender/Racial pay equity 1f. Timothy P. Flynn The proxies are authorized to vote in their discretion on all other matters that may properly come before the meeting and any adjournment thereof. 1g. Mellody Hobson 1h. Michael A. Neal 1i. Lee R. Raymond 1j. Virginia M. Rometty E96275-P33527-Z76359 2. Advisory resolution to approve executive compensation 3. Ratification of independent registered public accounting firm

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